                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                   ----------------

                                      FORM 8-K


                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 19, 1998
                                                 -------------------------------

                               Digi International Inc.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in its charter)


            DELAWARE                   0-17972             41-1532464
--------------------------------------------------------------------------------
  (State or other jurisdiction    (Commission File       (IRS Employer
       of incorporation)               Number)        Identification No.)



            11001 BREN ROAD EAST
            MINNETONKA, MINNESOTA                          55343
--------------------------------------------------------------------------------
  (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (612) 912-3444
                                                   -----------------------------

Item 5.   OTHER EVENTS.

               The Press Release of Digi International Inc. dated November 19, 1998 which is attached hereto as Exhibit 99 is hereby incorporated by reference in response to this Item 5.


Item 7.   EXHIBITS.

               99.  Press Release dated November 19, 1998.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        DIGI INTERNATIONAL INC.


Date:  November 19, 1998                By /s/ Jerry A. Dusa
                                           ------------------------------
                                           Jerry A Dusa
                                           President and Chief Executive Officer

                                    EXHIBIT INDEX

 No.        Exhibit                                       Page
 ---        -------                                       ----
 99         Press Release dated November 19, 1998.        Filed
                                                          Electronically